Unaudited Interim Condensed Consolidated Statements of Income (Loss) - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Profit or loss [abstract]
Product sales	€ 33,335	€ 31,762
Other revenues	59,889	15,740
Revenues	93,224	47,502
Cost of goods and services	(171,479)	(34,778)
Research and development expenses	(51,883)	(78,737)
Marketing and distribution expenses	(7,837)	(9,643)
General and administrative expenses	(16,031)	(20,904)
Other income and expenses, net	3,597	10,389
OPERATING LOSS	(150,410)	(86,172)
Finance income	35	228
Finance expenses	(8,199)	(8,431)
Foreign exchange gain/(loss), net	(10,657)	8,735
Result from investments in associates	9	(90)
LOSS BEFORE INCOME TAX	(169,222)	(85,730)
Income tax expense	(2,271)	(668)
LOSS FOR THE PERIOD	€ (171,493)	€ (86,399)
Losses per share for loss for the period attributable to the equity holders of the Company, expressed in € per share
■ basic	€ (1.58)	€ (0.91)
■ diluted	€ (1.58)	€ (0.91)